                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):       January 21, 1997
                                                  --------------------------



                     TRAVELERS/AETNA PROPERTY CASUALTY CORP.
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)


   DELAWARE                       1-14328                        06-1445591
   --------                       -------                        ----------
(State or other           (Commission File Number)              (IRS Employer
 jurisdiction of                                             Identification No.)
 incorporation)



ONE TOWER SQUARE, HARTFORD, CONNECTICUT                             06183
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:       (860) 277-0111
                                                    ----------------------------

                     TRAVELERS/AETNA PROPERTY CASUALTY CORP.

                           CURRENT REPORT ON FORM 8-K

ITEM 5.  OTHER EVENTS

Travelers/Aetna Property Casualty Corp. (the "Registrant") is filing this Current Report on Form 8-K to provide certain additional financial information of the Registrant for the three months ended March 31, 1996; June 30, 1996; September 30, 1996 and December 31, 1996 and the year ended December 31, 1996.

[TRAVELERS/AETNA LOGO]                                 1996 Financial Supplement


Travelers/Aetna Property Casualty Corp. is one of the largest property and casualty insurance companies in the United States. The Company is engaged in providing a wide range of commercial and personal property and casualty insurance products and services to businesses, associations and individuals.

                                                                                    1996 Financial Highlights

                                                                       1Q          2Q          3Q          4Q
                                                                      1996        1996        1996        1996          1996
                                                                    ------       ------      ------      ------        -----

         Core operating income (millions)                            $80.8       $213.0      $246.1      $261.6        $801.5
         Adjustment for net acquisition-related charges (millions)       -       (391.0)          -       (31.5)       (422.5)
                                                                    ------       ------      ------      ------        ------
         Operating income (loss) (millions)                          $80.8      ($178.0)     $246.1      $230.1        $379.0
         Net income (loss) (millions)                                $98.0      ($216.2)     $247.0      $261.7        $390.5

         Earnings per share:
           Core operating income                                     $0.27        $0.56       $0.62       $0.65         $2.17
           Adjustment for net acquisition-related charges                -        (1.05)          -       (0.08)        (1.15)
                                                                    ------       ------      ------      ------        ------
           Operating income (loss)                                   $0.27       ($0.49)      $0.62       $0.57         $1.02
           Net income (loss)                                         $0.33       ($0.59)      $0.62       $0.65         $1.05

         Total assets, at period end (billions)                      $24.7        $50.4       $49.6         N/A           N/A
         Total equity, at period end (billions)                       $3.5         $5.8        $6.0        $6.5          $6.5

         Book value per share, at period end                        $11.97       $14.40      $15.12      $16.22        $16.22

         Average shares used for EPS (millions)                      294.5        374.2       400.0       399.8         367.1
         Common shares outstanding
           at period end (millions)                                     NM        400.0       399.9       399.6         399.6


         N/A - Not available
         NM - Not meaningful

================================================================================

                          RECENT ORGANIZATIONAL CHANGES

         On April 23, 1996, Travelers completed the previously announced launch of Travelers/Aetna Property Casualty Corp., the new company formed from the combination of Travelers Indemnity and the domestic property and casualty business it acquired from Aetna Life and Casualty Company. The purchase price was approximately $4 billion in cash. Travelers/Aetna Property Casualty Corp. is 82% owned by Travelers Group, 10% publicly owned, and 8% owned by several private investors, including J.P. Morgan, Trident Partnership, L.P. and Fund American Enterprise Holdings.

================================================================================

         This report is for information purposes only. It should be read in conjunction with documents filed by Travelers/Aetna Property Casualty Corp. with the Securities and Exchange Commission, including the registration statement on Form S-1 filed on April 22, 1996 and the most recent Quarterly Reports on Form 10-Q.

================================================================================
AFTER-TAX INCOME BY SOURCE               Travelers/Aetna Property Casualty Corp.

(in millions, except per share data)

--------------------------------------------------------------------------------------------------------------------------------
                                                                   1Q            2Q            3Q            4Q

                                                                  1996          1996          1996          1996          1996
--------------------------------------------------------------------------------------------------------------------------------
Property Casualty Operations:
  Underwriting:
    Commercial Lines                                            $(59.3)       $(476.5)      $(87.7)       $(172.7)      $ (796.2)
    Personal Lines                                                (9.4)         (11.0)        (1.3)          67.2           45.5
--------------------------------------------------------------------------------------------------------------------------------
  Total GAAP underwriting loss                                  $(68.7)       $(487.5)      $(89.0)       $(105.5)      $ (750.7)
--------------------------------------------------------------------------------------------------------------------------------
  Other income                                                  $  5.3        $  11.5       $ 20.7        $  20.0       $   57.5
  Net investment income                                         $145.1        $ 328.0       $342.6        $ 344.6       $1,160.3
  Effective tax rate on net investment income                     25.8%          30.4%        30.5%          30.2%          29.8%

  Operating income (loss) from Property Casualty Operations     $ 81.7        $(148.0)      $274.3        $ 259.1       $  467.1
Operating loss from corporate & other                             (0.9)         (30.0)       (28.2)         (29.0)         (88.1)
--------------------------------------------------------------------------------------------------------------------------------
Total operating income (loss)*                                    80.8         (178.0)       246.1          230.1          379.0

Realized gains (losses)                                           17.2          (38.2)         0.9           31.6           11.5
--------------------------------------------------------------------------------------------------------------------------------
Net income (loss)                                                 98.0         (216.2)       247.0          261.7          390.5
Preferred dividends                                                  -           (3.5)           -              -           (3.5)
--------------------------------------------------------------------------------------------------------------------------------
Net income (loss) applicable to common stock                    $ 98.0        $(219.7)      $247.0        $ 261.7       $  387.0
--------------------------------------------------------------------------------------------------------------------------------
*Core operating income, before net acquisition-related
   charges of $391.0 million in 2Q and $31.5 million in 4Q      $ 80.8        $ 213.0       $246.1        $ 261.6       $  801.5
--------------------------------------------------------------------------------------------------------------------------------

Per common share:

     Core operating income                                      $ 0.27        $  0.56       $ 0.62        $  0.65       $   2.17
     Net acquisition-related charges                                 -          (1.05)           -          (0.08)         (1.15)
--------------------------------------------------------------------------------------------------------------------------------
     Operating income (loss)                                      0.27          (0.49)        0.62           0.57           1.02
     Realized gains (losses)                                      0.06          (0.10)           -           0.08           0.03
--------------------------------------------------------------------------------------------------------------------------------
     Net income (loss)                                          $ 0.33        $ (0.59)      $ 0.62        $  0.65       $   1.05
--------------------------------------------------------------------------------------------------------------------------------

Dividends declared                                              $    -        $     -       $ 30.0        $  30.0       $   60.0
Weighted average common and equivalent shares outstanding        294.5          374.2        400.0          399.8          367.1
Common shares outstanding at period end                            N/A          400.0        399.9          399.6          399.6
--------------------------------------------------------------------------------------------------------------------------------


Note: Financial data for The Aetna Casualty and Surety Company and The Standard
      Fire Insurance Company (Aetna P&C) is included from the date of acquisition (April 2, 1996).

================================================================================
CONSOLIDATED STATEMENT OF OPERATIONS     Travelers/Aetna Property Casualty Corp.

(in millions)

                                                          1Q            2Q              3Q             4Q

                                                         1996          1996            1996           1996           1996
---------------------------------------------------------------------------------------------------------------------------
Revenues:

  Premiums                                            $  826.2       $1,666.6        $1,817.7       $1,717.5       $6,028.0
  Net investment income                                  195.7          471.8           493.8          494.5        1,655.8
  Fee income                                             100.2          117.8           119.9          117.2          455.1
  Realized investment gains (losses)                      26.2          (58.6)            1.4           48.9           17.9
  Other revenues                                           3.6            4.6            18.7           13.7           40.6
---------------------------------------------------------------------------------------------------------------------------
Total revenues                                         1,151.9        2,202.2         2,451.5        2,391.8        8,197.4
---------------------------------------------------------------------------------------------------------------------------

Claims and expenses:

  Claims and claim adjustment expenses*                  730.3        1,806.9         1,442.1        1,303.2        5,282.5
  Amortization of deferred acquisition costs             123.1          246.9           278.5          257.2          905.7
  Interest expense                                         -             38.0            39.9           40.1          118.0
  General and administrative expenses                    173.8          470.9           338.5          420.9        1,404.1
---------------------------------------------------------------------------------------------------------------------------
Total expenses                                         1,027.2        2,562.7         2,099.0        2,021.4        7,710.3
---------------------------------------------------------------------------------------------------------------------------

Income (loss) before federal income taxes                124.7         (360.5)          352.5          370.4          487.1
Federal income taxes (benefit)                            26.7         (144.3)          105.5          108.7           96.6
---------------------------------------------------------------------------------------------------------------------------
Net income (loss)                                     $   98.0       $ (216.2)       $  247.0       $  261.7       $  390.5
---------------------------------------------------------------------------------------------------------------------------

Operating income (loss)                               $   80.8       $ (178.0)       $  246.1       $  230.1       $  379.0
Core operating income,
     before net acquisition-related charges           $   80.8       $  213.0        $  246.1       $  261.6       $  801.5

*Includes pre-tax:

   Catastrophe losses (1)                             $   36.9       $   22.2        $   54.9       $   23.1       $  137.1
   Asbestos and environmental losses                  $   28.0       $   73.0        $   25.0       $   21.0       $  147.0
---------------------------------------------------------------------------------------------------------------------------

------------
(1) Net of reinsurance.

Note: Financial data for The Aetna Casualty and Surety Company and The Standard
      Fire Insurance Company (Aetna P&C) is included from the date of acquisition (April 2, 1996).

================================================================================
SELECTED STATISTICS                      Travelers/Aetna Property Casualty Corp.
PROPERTY CASUALTY OPERATIONS (1)

(in millions)

---------------------------------------------------------------------------------------------------------------------------
                                                          1Q            2Q              3Q             4Q

                                                         1996          1996            1996           1996           1996
---------------------------------------------------------------------------------------------------------------------------
GAAP CONSOLIDATED STATEMENT OF OPERATIONS

Revenues:
  Premiums                                            $  822.7       $1,660.1        $1,817.3       $1,717.5       $6,017.6
  Net investment income                                  195.1          471.2           493.2          494.0        1,653.5
  Fee income (2)                                         100.2          117.8           119.9          117.2          455.1
  Realized capital gains (losses)                         26.2          (58.2)            1.4           48.9           18.3
  Other revenues                                           3.0            4.1            17.6           12.7           37.4
---------------------------------------------------------------------------------------------------------------------------
     Total revenues                                    1,147.2        2,195.0         2,449.4        2,390.3        8,181.9
---------------------------------------------------------------------------------------------------------------------------
Claims and expenses:
  Claims and claim adjustment expenses:

    Claims and claim adjustment expenses                 726.7        1,794.4         1,430.6        1,289.0        5,240.7
    Policyholder dividends                                 1.8           10.4            10.9           14.8           37.9
  Amortization of deferred acquisition costs             123.1          246.9           278.5          257.2          905.7
  General and administrative expenses                    169.5          457.5           333.9          414.5        1,375.4
---------------------------------------------------------------------------------------------------------------------------
     Total expenses                                    1,021.1        2,509.2         2,053.9        1,975.5        7,559.7
---------------------------------------------------------------------------------------------------------------------------
Income (loss) before federal income taxes                126.1         (314.2)          395.5          414.8          622.2
Federal income taxes (benefit)                            27.2         (128.3)          120.3          124.2          143.4
---------------------------------------------------------------------------------------------------------------------------
Net income (loss) from Property Casualty Operations*  $   98.9       $ (185.9)       $  275.2       $  290.6       $  478.8
---------------------------------------------------------------------------------------------------------------------------

*Includes investment results, net of taxes:

   Net investment income                              $  145.1       $  328.0        $  342.6       $  344.6       $1,160.3
   Realized capital gains (losses)                    $   17.2       $  (37.9)       $    0.9       $   31.5       $   11.7
---------------------------------------------------------------------------------------------------------------------------

------------
(1)  Excluding corporate & other.

(2) Includes fees applicable to GAAP underwriting results of $94.5, $105.9, $107.6, $104.0 and $412.0 million for 1Q, 2Q, 3Q, 4Q and YTD 1996, respectively.

Note: Except where otherwise noted, financial data for The Aetna Casualty and Surety Company and The Standard Fire Insurance Company (Aetna P&C) is included from the date of acquisition (April 2, 1996).

================================================================================
COMBINED RATIOS                          Travelers/Aetna Property Casualty Corp.
(BEFORE POLICYHOLDER DIVIDENDS)

PROPERTY CASUALTY OPERATIONS

-------------------------------------------------------------------------------------------------------------------------------
                                                                        1Q           2Q           3Q           4Q

                                                                       1996         1996         1996         1996         1996
-------------------------------------------------------------------------------------------------------------------------------

GAAP COMBINED RATIO:

Loss and loss adjustment expense ratio                                 79.3%       101.9%        73.8%        70.3%        81.0%
Other underwriting expense ratio                                       27.3%        37.3%        30.4%        35.0%        33.6%
-------------------------------------------------------------------------------------------------------------------------------
     Combined ratio                                                   106.6%       139.2%       104.2%       105.3%       114.6%
-------------------------------------------------------------------------------------------------------------------------------

Core combined ratio, before net acquisition-related charges:

Loss and loss adjustment expense ratio                                 79.3%        75.8%        73.8%        70.5%        73.9%
Other underwriting expense ratio                                       27.3%        31.4%        30.4%        33.4%        31.6%
-------------------------------------------------------------------------------------------------------------------------------
     Combined ratio excluding net acquisition-related charges         106.6%       107.2%       104.2%       103.9%       105.5%
-------------------------------------------------------------------------------------------------------------------------------

STATUTORY COMBINED RATIO:

Loss and loss adjustment expense ratio                                 82.9%       108.7%        75.7%        74.6%        85.5%
Other underwriting expense ratio                                       27.0%        34.3%        31.0%        31.0%        31.3%
-------------------------------------------------------------------------------------------------------------------------------
     Combined ratio                                                   109.9%       143.0%       106.7%       105.6%       116.8%
-------------------------------------------------------------------------------------------------------------------------------

Core combined ratio, before net acquisition-related charges:

Loss and loss adjustment expense ratio                                 82.9%        76.5%        75.7%        72.7%        76.1%
Other underwriting expense ratio                                       27.0%        30.7%        31.0%        30.5%        30.2%
-------------------------------------------------------------------------------------------------------------------------------
     Combined ratio excluding net acquisition-related charges         109.9%       107.2%       106.7%       103.2%       106.3%
-------------------------------------------------------------------------------------------------------------------------------



Note: Financial data for The Aetna Casualty and Surety Company and The Standard
      Fire Insurance Company (Aetna P&C) is included from the date of acquisition (April 2, 1996).

================================================================================
ANALYSIS OF STATUTORY RESERVES FOR       Travelers/Aetna Property Casualty Corp.
LOSSES AND LOSS ADJUSTMENT EXPENSES
PROPERTY CASUALTY OPERATIONS

(in millions)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    1Q           2Q             3Q             4Q

                                                                   1996         1996           1996           1996           1996
-----------------------------------------------------------------------------------------------------------------------------------

Net earned premiums                                           $   822.7      $ 1,660.3      $ 1,816.5     $  1,701.5      $ 6,001.0
Incurred losses and loss adjustment expenses                  $   682.0      $ 1,804.2      $ 1,375.6     $  1,270.1      $ 5,131.9
Reserves for losses and loss adjustment expenses (1)          $10,121.1      $22,186.6      $22,079.8     $ 21,811.9      $21,811.9
Reserves/Net earned premiums (2)                                 3.10:1         3.11:1         3.12:1         3.10:1         3.10:1
Reserves/surplus                                                 3.95:1         4.20:1         4.10:1         4.02:1         4.02:1

Increase (decrease) in reserves (3)                           $    40.8      $   395.2      $  (106.8)    $   (267.9)     $    61.3
Increase (decrease) in reserves/Net earned premiums (2)          0.01:1         0.06:1       (0.02):1       (0.04):1         0.01:1

Claims paid                                                   $   641.2      $ 1,409.0      $ 1,482.4     $  1,538.0      $ 5,070.6
Claims paid/incurred losses and loss adjustment expenses         0.94:1         0.78:1         1.08:1         1.21:1         0.99:1
Claims paid/Net earned premiums                                  0.78:1         0.85:1         0.82:1         0.90:1         0.84:1
-----------------------------------------------------------------------------------------------------------------------------------

------------
(1) The 2Q 1996 reserves for losses and loss adjustment expenses include $11,670.3 million of reserves for Aetna P&C business acquired.
(2) Based on 12 month rolling pro forma net earned premiums, which include Aetna P&C for all periods.
(3) The 2Q, 4Q and YTD 1996 increases in statutory reserves include $466.4, $53.4 and $519.8 million of net acquisition-related charges, respectively.

Note: Except where otherwise noted, financial data for The Aetna Casualty and Surety Company and The Standard Fire Insurance Company (Aetna P&C) is included from the date of acquisition (April 2, 1996).

================================================================================
SELECTED STATISTICS                      Travelers/Aetna Property Casualty Corp.
COMMERCIAL LINES

(in millions)
--------------------------------------------------------------------------------

                                                                     1Q           2Q             3Q            4Q

                                                                    1996         1996           1996          1996          1996
-----------------------------------------------------------------------------------------------------------------------------------

GAAP operating income (loss)(1)                                   $   59.0     $ (204.4)      $  203.4      $  122.0      $  180.0

Net written premiums by market:(2)
  National accounts                                               $  173.4     $   90.6       $  240.6      $  186.8      $  691.4
  Commercial accounts                                                201.6        380.5          450.6         452.6       1,485.3
  Select                                                             140.9        368.6          345.3         336.3       1,191.1
  Specialty                                                          102.4        171.7          180.0         151.6         605.7
-----------------------------------------------------------------------------------------------------------------------------------
Total net written premiums                                        $  618.3     $1,011.4       $1,216.5      $1,127.3      $3,973.5
-----------------------------------------------------------------------------------------------------------------------------------

Premium equivalents(3)                                            $  763.4     $  752.2       $  470.2      $  609.9      $2,595.7
Net earned premiums                                               $  496.6     $1,005.3       $1,150.6      $1,025.3      $3,677.8
Fee income                                                        $   93.8     $  102.7       $  102.9      $   99.4      $  398.8

Net investment income (pre-tax)                                   $  155.5     $  383.2       $  398.1      $  405.7      $1,342.5
Effective tax rate on net investment income                           25.4%        30.3%          30.4%         30.2%         29.7%
-----------------------------------------------------------------------------------------------------------------------------------


Statutory combined ratio:*(4)
  Loss and loss adjustment expense ratio                              86.9%       133.2%          76.8%         86.1%         96.2%
  Other underwriting expense ratio                                    26.1%        37.9%          32.2%         32.2%         32.7%
-----------------------------------------------------------------------------------------------------------------------------------
       Combined ratio                                                113.0%       171.1%         109.0%        118.3%        128.9%
-----------------------------------------------------------------------------------------------------------------------------------

*Core statutory combined ratio, excluding
       net acquisition-related charges:(4)
  Loss and loss adjustment expense ratio                              86.9%        79.8%          76.8%         76.8%         79.1%
  Other underwriting expense ratio                                    26.1%        31.7%          32.2%         31.3%         30.9%
-----------------------------------------------------------------------------------------------------------------------------------
       Combined ratio excluding net acquisition-related charges      113.0%       111.5%         109.0%        108.1%        110.0%
-----------------------------------------------------------------------------------------------------------------------------------
Catastrophe losses (after-tax)(5)                                 $    6.0     $    0.4       $   16.2      $    8.4      $   31.0
-----------------------------------------------------------------------------------------------------------------------------------

------------
(1) Includes after-tax charges of $382.7 million in 2Q, $31.5 million in 4Q and $414.2 million YTD related to the acquisition of Aetna P&C. In relation to the acquisition of Aetna P&C, the Company reviewed Aetna's insurance reserves and allocated an additional $60.0 million ($39.0 million after-tax) in 4Q of reserves from Personal Lines to Commercial
    Lines. Prior to the acquisition, Aetna did not report Personal Lines and Commercial Lines segment results.

(2) The 2Q and YTD 1996 premiums include a one-time adjustment associated with a reinsurance transaction, which reduced premiums by $89 million.

(3) Equivalents represent estimates of additional premiums that customers would have been charged under a fully insured arrangement and do not equal actual revenues.

(4) Before policyholder dividends, which are immaterial.

(5) Net of reinsurance.

Note: Financial data for The Aetna Casualty and Surety Company and The Standard
      Fire Insurance Company (Aetna P&C) is included from the date of acquisition (April 2, 1996).

================================================================================
SELECTED STATISTICS                      Travelers/Aetna Property Casualty Corp.
PERSONAL LINES

(in millions)
--------------------------------------------------------------------------------

                                                                          1Q           2Q           3Q           4Q

                                                                         1996         1996         1996         1996         1996
------------------------------------------------------------------------------------------------------------------------------------
GAAP operating income (1)                                              $   22.7     $   56.4     $   70.9     $  137.1     $  287.1

Net written premiums by market:
  Auto                                                                 $  276.9     $  459.7     $  456.1     $  452.3     $1,645.0
  Homeowners and other                                                     64.3        216.1        211.6        221.8        713.8
------------------------------------------------------------------------------------------------------------------------------------
Total net written premiums                                             $  341.2     $  675.8     $  667.7     $  674.1     $2,358.8
------------------------------------------------------------------------------------------------------------------------------------

Net earned premiums                                                    $  326.1     $  655.0     $  665.9     $  676.2     $2,323.2

Net investment income (pre-tax)                                        $   39.6     $   88.0     $   95.1     $   88.3     $  311.0
Effective tax rate on net investment income                                27.3%        30.9%        31.0%        30.6%        30.4%
------------------------------------------------------------------------------------------------------------------------------------


Statutory combined ratio:*
  Loss and loss adjustment expense ratio                                   76.9%        71.0%        73.9%        57.2%        68.7%
  Other underwriting expense ratio                                         28.4%        29.1%        28.6%        29.1%        28.9%
------------------------------------------------------------------------------------------------------------------------------------
       Combined ratio                                                     105.3%       100.1%       102.5%        86.3%        97.6%
------------------------------------------------------------------------------------------------------------------------------------

*Core statutory combined ratio, excluding acquisition-
       related reserve decrease:
  Loss and loss adjustment expense ratio                                   76.9%        71.0%        73.9%        66.1%        71.2%
  Other underwriting expense ratio                                         28.4%        29.1%        28.6%        29.1%        28.9%
------------------------------------------------------------------------------------------------------------------------------------
       Combined ratio excluding acquisition-related reserve decrease      105.3%       100.1%       102.5%        95.2%       100.1%
------------------------------------------------------------------------------------------------------------------------------------
Catastrophe losses (after-tax) (2)                                     $   18.0     $   14.0     $   19.5     $    6.6     $   58.1
------------------------------------------------------------------------------------------------------------------------------------

------------
(1) In relation to the acquisition of Aetna P&C, the Company reviewed Aetna's insurance reserves and allocated an additional $60.0 million ($39.0 million after-tax) in 4Q of reserves from Personal Lines to Commercial Lines. Prior to the acquisition, Aetna did not report Personal Lines and Commercial Lines segment results.

(2) Net of reinsurance.

Note: Financial data for The Aetna Casualty and Surety Company and The Standard
      Fire Insurance Company (Aetna P&C) is included from the date of acquisition (April 2, 1996).

================================================================================
INVESTMENT OPERATIONS                    Travelers/Aetna Property Casualty Corp.

 (In millions)
--------------------------------------------------------------------------------

                                                                                                     PRE-TAX BOOK
 At December 31, 1996                                                           AMOUNT                   YIELD
----------------------------------------------------------------------------------------------------------------------

INVESTMENT PORTFOLIO

  Taxable fixed maturities (including redeemable preferred stock)              $19,339.1                 7.12%
  Tax-exempt fixed maturities                                                    5,106.8                 5.60
  Non-redeemable preferred stocks                                                  603.2                 6.29
  Common stocks                                                                    175.4                 0.03
  Mortgage loans                                                                 1,005.6                11.62
  Real estate held for sale                                                        156.7                14.27
  Short-term securities                                                          2,311.3                 5.48
  Other investments (1)                                                            666.2                  n/a
----------------------------------------------------------------------------------------------------------------------
   Total investments                                                           $29,364.3                 6.85%
----------------------------------------------------------------------------------------------------------------------

Unrealized investment gains (net of taxes)                                     $   284.5
----------------------------------------------------------------------------------------------------------------------

-------------
(1) Primarily includes securities partnership interests held for long-term appreciation. Other investments that generate only intermittent income are also included in this category and yields fluctuate accordingly.

Note: Financial data for The Aetna Casualty and Surety Company and The Standard
      Fire Insurance Company (Aetna P&C) is included from the date of acquisition (April 2, 1996).

                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:   January 21, 1997

                                 Travelers/Aetna Property Casualty Corp.



                                 By:      /s/ William P. Hannon
                                          ------------------------
                                          William P. Hannon
                                          Chief Financial Officer